EXHIBIT 1

                     JOINT FILING AGREEMENT


          In accordance with Rule 13d-1(f) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing with all other Reporting Persons (as such term is defined in the Schedule 13D referred to below) on behalf of each of them of a statement on
Schedule 13D (including amendments thereto) with respect to the Class B common stock, par value $.01 per share (the "Class B Common Stock" ), of Smith's Food & Drug Centers, Inc., a Delaware corporation, and that this Agreement may be included as an Exhibit to such joint filing.

          IN WITNESS WHEREOF, the undersigned hereby execute this Agreement as of May 21, 1997.

                               /S/ JEFFREY P. SMITH
                               --------------------
                                 JEFFREY P. SMITH

                               /S/ FRED L. SMITH
                               -----------------
                                 FRED L. SMITH

                               /S/ RICHARD D. SMITH
                               --------------------
                                 RICHARD D. SMITH

                             THE DEE GLEN SMITH MARITAL TRUST


                             By:   /S/ JEFFREY P. SMITH
                                   --------------------
                             Name:     Jeffrey P. Smith
                             Title:    Trustee

                             TRUST FOR THE CHILDREN OF JEFFREY P. SMITH


                             By:   /S/ JEFFREY P. SMITH
                                   --------------------
                             Name:     Jeffrey P. Smith
                             Title:    Trustee

                             TRUST FOR THE CHILDREN OF FRED L. SMITH


                             By:   /S/ FRED L. SMITH
                                   -----------------
                             Name:     Fred L. Smith
                             Title:    Trustee

                             TRUST FOR THE CHILDREN OF RICHARD D. SMITH


                             By:   /S/ RICHARD D. SMITH
                                   --------------------
                             Name:     Richard D. Smith
                             Title:    Trustee






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